First Quarter 2024 Earnings Conference Call April 16, 2024 Exhibit 99.1

Regarding Forward-Looking and non-GAAP Financial Information Our earnings conference call presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on our corporate website. The presentation contains forward-looking statements regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations, including sustainability strategy. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix. We provide greater detail regarding these as well as other factors in our 2023 Form 10-K, and our subsequent SEC filings. Our forward-looking statements may also be subject to risks and uncertainties including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake any obligation to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. We include non-GAAP financial information in this presentation. Reconciliations for such financial information may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results, and with respect to adjusted metrics, because we believe they better reflect the ongoing financial results and trends of our businesses and increase comparability of period-to-period results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results. References to our corporate website are to www.pnc.com under “About Us - Investor Relations.” Our SEC filings are available both on our corporate website and on the SEC’s website at www.sec.gov. We include web addresses here as inactive textual references only. Information on these websites is not part of this presentation. 2 Cautionary Statement

• Grew customers and deepened relationships • Reduced core noninterest expense • Credit quality stable; CRE adequately reserved • Increased our liquidity and capital positions • Executing on opportunities across our coast-to-coast franchise 3 Delivered Solid First Quarter 2024 Results $1.3 billion Net Income $3.10 Diluted Earnings per Share (EPS) $3.36 Adjusted Diluted EPS (non-GAAP) Excludes $130 million pre-tax FDIC special assessment 1.68% Allowance for Credit Losses to Total Loans 10.1% Basel III CET1 Capital Ratio – Adjusted Diluted Earnings Per Share (non-GAAP) – See non-GAAP Reconciliation in the Appendix. Adjusted Diluted Earnings Per Share is calculated excluding the non-core noninterest expense of the $130 million pre-tax FDIC special assessment related to the increased estimated cost of the closures of Silicon Valley Bank (SVB) and Signature Bank. – Basel III common equity Tier (CET) 1 capital ratio – 3/31/24 ratio as used in this presentation is estimated. Details of the calculation are in the financial highlights section of the earnings release.

4 Increased Liquidity and Capital Position 1Q24 vs. 4Q23 1Q24 vs. 1Q23 Average balances, $ billions 1Q24 $ Change % Change $ Change % Change Total loans $320.6 $(4.0) (1)% $(4.9) (2)% Investment securities $135.4 $(2.0) (1)% $(8.0) (6)% Federal Reserve Bank (FRB) balances $47.8 $5.6 13% $14.3 43% Deposits $420.2 $(3.8) (1)% $(16.1) (4)% Borrowed funds $75.6 $2.7 4% $12.6 20% Common shareholders’ equity $44.4 $1.9 4% $4.0 10% Period end 1Q24 4Q23 vs. 4Q23 1Q23 vs. 1Q23 Basel III CET1 capital ratio 10.1% 9.9% 20bps 9.2% 90bps AOCI ($ billions) $(8.0) $(7.7) $(0.3) $(9.1) $1.1 Tangible book value per common share (TBV) (non-GAAP) $85.70 $85.08 1% $76.90 11% – AOCI represents accumulated other comprehensive income. – Tangible book value per common share (non-GAAP) – See Reconciliation in the Appendix.

5 Loan Balances Impacted by Soft Demand $101 $102 $101 $225 $223 $219 $326 $325 $321 5.29% 5.94% 6.01% 1Q23 4Q23 1Q24 Consumer Commercial Total Loan Yield Av er ag e ba la nc es , $ b ill io ns Consolidated Loan Balances – YoY represents year over year. LQ represents linked quarter. – Totals may not sum due to rounding. Consumer Loans: +0.4% YoY (0.6)% LQ Total Loans: (1.5)% YoY (1.2)% LQ Commercial Loans: (2.4)% YoY (1.5)% LQ C&IB Utilization Remains Low 52.7% 51.7% 50.9% 1Q23 4Q23 1Q24 Av er ag e ut ili za tio n

$41.7 $33.3 $36.5 1.48% 2.10% 2.30% 3/31/23 12/31/23 3/31/24 6 High Quality, Short Duration Securities and Swaps – Cumulative projected runoff and AOCI accretion are calculated along market implied forward interest rates as of 3/31/24, and captures scheduled principal payments, contractual maturities, and projected prepayments using internally validated models / assumptions. This represents our portfolio as of 3/31/24 and does not reflect future changes in composition of the securities portfolio. – AOCI of negative $7.9 billion in the chart represents AOCI related to ASC 320 Investments – Debt Securities and ASC 815 Derivatives and Hedging but excludes approximately negative $170 million of AOCI related to ASC 715 Compensation – Retirement Benefits and ASC 830 Foreign Currency Matters. Average Securities Duration of 4.0 Years $143.4 $137.4 $135.4 2.49% 2.59% 2.62% 1Q23 4Q23 1Q24 Notional Receive-Fixed Swaps Duration of 2.0 Years (3)% (7)% (13)% (17)% (21)% (25)% (30)% $(60) $(50) $(40) $(30) $(20) $(10) $- 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 Securities Receive Fixed Swaps Cumulative Projected Runoff 30% Through 2025 Projected AOCI Accretion 46% Through 2025 $7.9 $5.7 $4.2 3/31/24 12/31/24 12/31/25 Securities AOCI Swap AOCI Sp ot b al an ce , $ b ill io ns Av er ag e ba la nc e, $ b ill io ns 27% Burn Down 46% Burn Down $ bi lli on s $ bi lli on s Swap Balances Receive Fixed Rate Securities Balances Yield on Securities

7 Strong and Stable Deposit Base 1.66% 2.48% 2.60% 1Q23 4Q23 1Q24 IB DepositsNIB Deposits Average Rate Paid on IB Deposits 24% 76% 28% 72% Av er ag e ba la nc es , $ b ill io ns 25% 75% Consolidated Deposit Balances $420 $436 $424 Cumulative Deposit Betas Peaking 35% 44% 45% 3/31/23 12/31/23 3/31/24 ForecastHistorical 3/31/24 beta is in line with expectations • First Fed rate cut expected in July 2024 • Rate paid anticipated to decline with rate cuts – IB Deposits represent interest-bearing deposits, and NIB Deposits represent noninterest-bearing deposits. – Cumulative deposit beta is calculated as the increase in the rate paid on interest-bearing deposits (excluding time deposits) at each period presented divided by the incremental increase in the Federal Reserve rate since February 2022.

8 Income Statement % Change vs. $ millions 1Q24 4Q23 1Q23 Net interest income $3,264 (4)% (9)% Noninterest income 1,881 (4)% (7)% Total revenue 5,145 (4)% (8)% Noninterest expense 3,334 (18)% - Core noninterest expense (non-GAAP) 3,204 (6)% (4)% Pretax, pre-provision earnings, as adjusted (non-GAAP) $1,941 (1)% (15)% Provision for credit losses $155 (33)% (34)% Income taxes $312 81% (12)% Net income $1,344 52% (21)% Key metrics 1Q24 4Q23 1Q23 Noninterest income to total revenue 37% 37% 36% Net interest margin (non-GAAP) 2.57% 2.66% 2.84% Diluted EPS $3.10 $1.85 $3.98 Adjusted diluted EPS (non-GAAP) $3.36 $3.16 $3.98 – Core noninterest expense (non-GAAP) – See Reconciliation in the Appendix. Core noninterest expense excludes the pre-tax impact of the FDIC’s special assessment related to the closures of SVB and Signature Bank ($130 million in 1Q24 and $515 million in 4Q23), as well as the workforce reduction charges incurred in 4Q23 ($150 million). – Pretax, pre-provision earnings, as adjusted (non-GAAP); Adjusted Diluted EPS (non-GAAP) – See non-GAAP Reconciliations in Appendix. – Net interest margin is calculated using taxable-equivalent net interest income, a non-GAAP measure, see Reconciliation in the Appendix.

9 Revenue $3,585 $3,403 $3,264 $2,018 $1,958 $1,881 $5,603 $5,361 $5,145 2.84% 2.66% 2.57% 1Q23 4Q23 1Q24 Net Interest Margin Net Interest Income Noninterest Income Details of Revenue % Change vs. $ millions 1Q24 4Q23 1Q23 Net interest income $3,264 (4)% (9)% Asset management and brokerage 364 1% 2% Capital markets and advisory 259 (16)% (1)% Card and cash management 671 (2)% 2% Lending and deposit services 305 (3)% - Residential and commercial mortgage 147 (1)% (17)% Fee income $1,746 (4)% (1)% Other noninterest income 135 (2)% (48)% Total noninterest income $1,881 (4)% (7)% Total revenue $5,145 (4)% (8)% Total Revenue $ m ill io ns

10 Well Controlled Core Noninterest Expense Noninterest Expense Details of Noninterest Expense % Change vs. $ millions 1Q24 4Q23 1Q23 Personnel $1,794 (10)% (2)% Occupancy 244 - (3)% Equipment 341 (7)% (3)% Marketing 64 (14)% (14)% Other 891 (37)% 9% Total noninterest expense $3,334 (18)% - Non-core noninterest expense (130) (80)% n/m Core noninterest expense (non-GAAP) $3,204 (6)% (4)% $3,321 $3,409 $3,204 1Q23 4Q23 1Q24 – Non-core noninterest expense represents the pre-tax impact of the FDIC’s special assessment related to the closures of SVB and Signature Bank ($130 million in 1Q24 and $515 million in 4Q23), as well as the workforce reduction charges incurred in 4Q23 ($150 million). – Core noninterest expense (non-GAAP) – See reconciliation in the Appendix. Core noninterest expense excludes non-core noninterest expense. Core noninterest expense Non-core noninterest expense $4,074 $3,334 $ m ill io ns

$200$195 $194 $121 $243 1Q23 2Q23 3Q23 4Q23 1Q24 $338 $252 $253 $290 $278 $988 $960 $1,034 $1,094 $997 $1,326 $1,212 $1,287 $1,384 $1,275 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 11 Credit Quality $1,673 $1,563 $1,400 $1,445 $1,457 $337 $350 $723 $735 $923 $2,010 $1,913 $2,123 $2,180 $2,380 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 NPLs, ex. CRE CRE NPLs Nonperforming Loans (NPLs) Commercial Consumer 1Q23 2Q23 3Q23 4Q23 1Q24 NPLs / Total Loans (Period End) 0.62% 0.59% 0.67% 0.68% 0.74% Delinquencies / Total Loans (Period End) 0.41% 0.38% 0.40% 0.43% 0.40% NCOs / Average Loans 0.24% 0.24% 0.15% 0.24% 0.30% Allowance for Credit Losses to Total Loans 1.66% 1.68% 1.70% 1.70% 1.68% Credit Quality Metrics Delinquencies Net Loan Charge-Offs (NCOs) – NPLs, ex. CRE represent nonperforming loans excluding commercial real estate nonperforming loans. CRE NPLs represent commercial real estate nonperforming loans. – NCOs / Average Loans represent annualized net loan charge-offs (NCOs) to average loans for the three months ended. – Delinquencies represent accruing loans past due 30 days or more. Delinquencies to Total Loans represent delinquencies divided by period-end loans. $ m ill io ns

$12 $87 $23 $54 $50 1Q23 2Q23 3Q23 4Q23 1Q24 12 Credit Quality – Office Commercial Real Estate (CRE) $8.9 $8.7 $8.6 $8.0 $7.8 7.1% 7.4% 8.5% 8.7% 9.7% 3/31/23 6/30/23 9/30/23 12/31/23 3/31/24 Non-Criticized Criticized, Accrual Criticized, NPL Reserves / Loans Office CRE Loan Balances $ bi lli on s Office CRE Portfolio – NPL represents Nonperforming Loans. – Criticized loans represent loans that are designated as criticized, but still accruing, as well as loans designated as nonperforming. As of 3/31/24 % Criticized % NPL % Reserved Multi-Tenant 45.1% 18.1% 14.4% Single Tenant 3.1% 0.6% 3.3% Medical 0.6% 0.3% 3.5% Government 0.0% 0.0% 2.2% Total Office CRE 26.4% 10.5% 9.7% Office CRE Net Loan Charge-Offs $ m ill io ns $2.0 $2.1

Second Quarter 2024 Compared to First Quarter 2024

$ millions; except loans, $ billions	1Q24	2Q24 Guidance
Average loans	$320.6	Stable
Net interest income	$3,264	Down ~ 1%
Fee income	$1,746	Up 1% – 2%
Other noninterest income	$135	$150 – $200
Total revenue	$5,145	Stable
Core noninterest expense (non-GAAP)	$3,204	Up 2% – 4%
Net charge-offs	$243	$225 – $275

- Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies.
- Average loans, net interest income, fee income, total revenue and core noninterest expense outlooks represent estimated percentage change for 2Q24 compared to the respective 1Q24 figures presented in the table above.
- The second quarter 2024 guidance range for revenue and other noninterest income excludes net securities gains and activities related to Visa Class B common shares.
- Core noninterest expense (non-GAAP) – See Reconciliation in the Appendix. Core noninterest expense excludes the pre-tax impact of the FDIC's special assessment related to the closures of SVB and Signature Bank ($130 million in 1Q24)

PNC 13

14 Full Year 2024 Compared to Full Year 2023 – Unchanged $ millions; except loans, $ billions 2023 2024 Guidance Average loans $323.5 Up ~ 1% Net interest income $13,916 Down 4% – 5% Noninterest income $7,574 Up 4% – 6% Total revenue $21,490 Stable to down 2% Core noninterest expense (non-GAAP) $13,347 Stable Effective tax rate 16.2% ~ 18.5% – Refer to Cautionary Statement in the Appendix, including economic and other assumptions. Does not take into account impact of potential legal and regulatory contingencies. – Average loans, net interest income, noninterest income, total revenue, and core noninterest expense outlooks represent estimated percentage change for full year 2024 compared to the respective full year 2023 figures presented in the table above. – The full year 2024 guidance ranges for revenue and noninterest income exclude net securities gains and activities related to Visa Class B common shares. – Core noninterest expense (non-GAAP) – See Reconciliation in the Appendix. Core noninterest expense excludes the pre-tax impact of the FDIC’s special assessment related to the closures of SVB and Signature Bank ($515 million in 4Q23), as well as the workforce reduction charges incurred in 4Q23 ($150 million).

Appendix: Cautionary Statement 15 Regarding Forward-Looking Information We make statements in this presentation, and we may from time to time make other statements, regarding our outlook for financial performance, such as earnings, revenues, expenses, tax rates, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting us and our future business and operations, including our sustainability strategy, that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements speak only as of the date made. We do not assume any duty and do not undertake any obligation to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance. As a result, we caution against placing undue reliance on any forward-looking statements. Our forward-looking statements are subject to the following principal risks and uncertainties. • Our businesses, financial results and balance sheet values are affected by business and economic conditions, including: − Changes in interest rates and valuations in debt, equity and other financial markets, − Disruptions in the U.S. and global financial markets, − Actions by the Federal Reserve Board, U.S. Treasury and other government agencies, including those that impact money supply, market interest rates and inflation, − Changes in customer behavior due to changing business and economic conditions or legislative or regulatory initiatives, − Changes in customers', suppliers' and other counterparties' performance and creditworthiness, − Impacts of sanctions, tariffs and other trade policies of the U.S. and its global trading partners, − Impacts of changes in federal, state and local governmental policy, including on the regulatory landscape, capital markets, taxes, infrastructure spending and social programs, − Our ability to attract, recruit and retain skilled employees, and − Commodity price volatility.

Appendix: Cautionary Statement 16 Regarding Forward-Looking Information • Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than those we are currently expecting and do not take into account potential legal and regulatory contingencies. These statements are based on our views that: − PNC’s baseline forecast is for slower economic growth in 2024 as consumer spending growth slows and higher interest rates remain a drag on the economy. The ongoing strength of the labor market will continue to support consumer spending. The Federal Open Market Committee is indicating that it will start to cut the federal funds rate later this year, with rate cuts supporting economic growth toward the end of 2024. − GDP growth this year will be close to trend at below 2%, and the unemployment rate will increase modestly to somewhat above 4% by the end of 2024. Inflation will continue to slow as wage pressures abate, moving back to the Federal Reserve’s 2% long-term objective by the first half of 2025. − PNC expects the federal funds rate to remain unchanged in the first part of 2024, between 5.25% and 5.50%, with federal funds rate cuts starting in mid-2024 with easing inflationary pressures. PNC expects two federal funds rate cuts in 2024, with the rate ending this year in a range between 4.75% and 5.00%. • PNC's ability to take certain capital actions, including returning capital to shareholders, is subject to PNC meeting or exceeding minimum capital levels, including a stress capital buffer established by the Federal Reserve Board in connection with the Federal Reserve Board's Comprehensive Capital Analysis and Review (CCAR) process. • PNC's regulatory capital ratios in the future will depend on, among other things, PNC's financial performance, the scope and terms of final capital regulations then in effect and management actions affecting the composition of PNC's balance sheet. In addition, PNC's ability to determine, evaluate and forecast regulatory capital ratios, and to take actions (such as capital distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory review of related models and the reliability of and risks resulting from extensive use of such models. • Legal and regulatory developments could have an impact on our ability to operate our businesses, financial condition, results of operations, competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain employees. These developments could include: − Changes to laws and regulations, including changes affecting oversight of the financial services industry, changes in the enforcement and interpretation of such laws and regulations, and changes in accounting and reporting standards. − Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries resulting in monetary losses, costs, or alterations in our business practices, and potentially causing reputational harm to PNC. − Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies. − Costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Appendix: Cautionary Statement 17 Regarding Forward-Looking Information • Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of systems and controls, third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. • Our reputation and business and operating results may be affected by our ability to appropriately meet or address environmental, social or governance targets, goals, commitments or concerns that may arise. • We grow our business in part through acquisitions and new strategic initiatives. Risks and uncertainties include those presented by the nature of the business acquired and strategic initiative, including in some cases those associated with our entry into new businesses or new geographic or other markets and risks resulting from our inexperience in those new areas, as well as risks and uncertainties related to the acquisition transactions themselves, regulatory issues, the integration of the acquired businesses into PNC after closing or any failure to execute strategic or operational plans. • Competition can have an impact on customer acquisition, growth and retention and on credit spreads and product pricing, which can affect market share, deposits and revenues. Our ability to anticipate and respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands. • Business and operating results can also be affected by widespread manmade, natural and other disasters (including severe weather events), health emergencies, dislocations, geopolitical instabilities or events, terrorist activities, system failures or disruptions, security breaches, cyberattacks, international hostilities, or other extraordinary events beyond PNC's control through impacts on the economy and financial markets generally or on us or our counterparties, customers or third-party vendors and service providers specifically. We provide greater detail regarding these as well as other factors in our 2023 Form 10-K, including in the Risk Factors and Risk Management sections and the Legal Proceedings and Commitments Notes of the Notes To Consolidated Financial Statements in that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this news release or in our SEC filings, accessible on the SEC's website at www.sec.gov and on our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.

Appendix: Granular Deposit Base

Consumer

$223 billion
Deposits

~20 million
Consumer accounts

~$11,000
Average account balance

2,271
Branches

Composition of Deposit Portfolio

57% of Total Deposits are Insured


Consumer Deposits, $223 billion
Commercial Deposits, $202 billion
9% Uninsured
91% Insured
78% Uninsured
22% Insured
Total Deposits
$426 Billion
as of 3/31/24

Commercial

$202 billion
Deposits

1.4 million
Commercial accounts

96%
Operating & relationship accounts

4%
Deposit only accounts

PNC

- Relationship Accounts represent commercial deposit customers with at least one additional PNC product (e.g. Lending, Treasury Management, Capital Markets, Merchant Services, etc.).
- Operating & relationship accounts are comprised of 78% relationship accounts, 14% TM compensating balances and 4% Midland escrow accounts.
- TM Compensating Balances represent treasury management accounts that maintain balances that are used to offset treasury management fees.
- Totals may not sum due to rounding.

18

Appendix: CRE Portfolio Represents 11% of Total Loans 19 Commercial Real Estate 11.1% Total $319.8 Billion Total Loans as of 3/31/24 PNC’s Commercial Real Estate (CRE) Portfolio $ billions 3/31/24 % of Total Loans Multifamily $16.1 5.0% Office 7.8 2.4% Industrial / Warehouse 4.1 1.3% Retail 2.3 0.7% Seniors Housing 1.8 0.6% Hotel / Motel 1.8 0.6% Mixed Use 0.4 0.1% Other 1.2 0.4% Total $35.6 11.1% – Totals may not sum due to rounding.

Appendix: Multifamily CRE Portfolio 20 Garden 48% Midrise 31% High Rise 9% Student 5% Other 7% CRE Multifamily Loans as of 3/31/24 Total $16.1 Billion – Totals may not sum due to rounding. – Average Loan Commitment for PNC Real Estate. – NCOs / Average loans represents net loan charge-offs to average loans for the last twelve-month period. – Delinquencies represent accruing loans past due 30 days or more. – NPL represents Nonperforming Loans. Geographic Diversification by Metropolitan Statistical Area $ billions 3/31/24 Miami, FL $1.1 Phoenix, AZ 0.9 Washington, DC 0.9 New York, NY 0.8 Dallas, TX 0.7 Houston, TX 0.7 Las Vegas, NV 0.7 Los Angeles, CA 0.7 San Diego, CA 0.5 Chicago, IL 0.5 Other 8.6 Total $16.1 Key Multifamily Portfolio Metrics: Conservative Underwriting Methodology $ millions 3/31/24 12/31/23 Avg. Loan Commitment $30 $30 Reserves / Loans 2.8% 2.5% NCOs / Average Loans 0.0% 0.0% Delinquencies / Loans 0.0% 0.1% NPL / Loans 0.3% 0.0% Criticized Loans / Loans 14.1% 12.2%

Appendix: Office CRE Portfolio 21 – Totals may not sum due to rounding. – Average Loan Commitment for PNC Real Estate. – NCOs / Average loans represents net loan charge-offs to average loans for the last twelve-month period. – Delinquencies represent accruing loans past due 30 days or more. – NPL represents Nonperforming Loans. Multi- Tenant 57% Single- Tenant 15% Medical 15% Government 11% Other 2% $7.8 billion Suburban 42% Central Business District 30% Medical 15% Diversified 9% Other 4% $7.8 billion Tenant Classification Market Type Geographic Diversification by Metropolitan Statistical Area $ billions 3/31/24 Washington, DC $1.1 Los Angeles, CA 1.0 Dallas, TX 0.5 San Francisco, CA 0.3 San Diego, CA 0.3 New York, NY 0.3 Chicago, IL 0.3 Baltimore, MD 0.3 Austin, TX 0.2 Birmingham, AL 0.2 Other 3.4 Total $7.8 Key Office Portfolio Metrics: Conservative Underwriting Methodology $ millions 3/31/24 12/31/23 Total Loans ($ billions) $7.8 $8.0 Avg. Loan Commitment $35 $34 Reserves / Loans 9.7% 8.7% NCOs / Average Loans 2.6% 2.0% Delinquencies / Loans 0.0% 0.0% NPL / Loans 10.5% 8.4% Criticized Loans / Loans 26.4% 24.8%

Appendix: Non-GAAP to GAAP Reconciliation

Consolidated CET1 Ratio, including AOCI & Other Fully Phased-In Expanded Risk-Based Approach (ERBA) Impacts, Basel III Endgame Impacts (non-GAAP)

Mar. 31, 2024 (estimated); $ billions	Common Equity Tier 1 Capital
Common stock, related surplus and retained earnings, net of treasury stock	$53.4
Goodwill and disallowed intangibles, net of deferred tax liabilities	(11.0)
All other adjustments	(0.1)
Common equity Tier 1 capital (as Reported)	**$42.3**
Estimated AOCI Adjustments, Basel III Endgame	(6.3)
Common equity Tier 1 capital, including AOCI	**$36.1**
Estimated Additional Impact from Threshold Deductions, Basel III Endgame	(0.3)
Common equity Tier 1 capital, Basel III Endgame	**$35.7**

Mar. 31, 2024 (estimated); $ billions	Risk Weighted Assets
Risk-weighted assets (RWA), standardized approach	**$420.5**
Estimated Impacts to RWA from AOCI Adjustments	3.8
Risk-weighted assets, including AOCI	**$424.2**
Additional Net Impacts to RWA from Basel III Endgame	8.9
Risk-weighted Assets, Fully Phased-In ERBA, Basel III Endgame	**$433.1**

Common equity Tier 1 ratio	**10.1%**
Common equity Tier 1 ratio, including AOCI (non-GAAP)	**8.5%**
Common equity Tier 1 ratio, fully phased-in ERBA, Basel III Endgame (non-GAAP)	**8.3%**

PNC

Note: Totals may not sum due to rounding. As permitted, PNC has elected to exclude AOCI related to both available for sale securities and pension and other post-retirement plans from CET1 capital. CET1 ratio, including AOCI, is a non-GAAP measure and is calculated based on common equity Tier 1 capital, inclusive of AOCI adjustments, divided by risk-weighted assets, inclusive of AOCI adjustments. AOCI adjustments include ASC 320 Investments – Debt Securities and ASC 815 Derivatives and Hedging, ASC 715 Compensation – Retirement Benefits, as well as changes related to deferred taxes. We believe this non-GAAP measure shows, among other things, the impact of adding back net unrealized gains and subtracting net unrealized losses on AFS / HTM securities and the subsequent impact to our CET1 ratio. CET1 ratio, Basel III Endgame, is a non-GAAP measure and is calculated based on common equity Tier 1 capital, inclusive of AOCI and additional Basel III Endgame adjustments, divided by risk-weighted assets, inclusive of AOCI and additional Basel III Endgame adjustments. Additional Basel III Endgame adjustments include MSR threshold deductions, as well as adjustments related to credit risk, operational risk, credit valuation adjustments, and market risk. We believe this non-GAAP measure shows, among other things, the full impact of the Basel III Endgame NPR and the subsequent impact to our CET1 ratio.

22

Appendix: Non-GAAP to GAAP Reconciliation 23 We believe this non-GAAP measure to be a useful tool for comparison of operating expenses incurred during the normal course of business. The exclusion of FDIC special assessment costs and workforce reduction charges increases comparability across periods, demonstrates the impact of significant items and provides a useful measure for determining PNC’s expenses that are core to our business operations and expected to recur over time. Core Noninterest Expense (non-GAAP) For the three months ended For the year ended $ millions Mar. 31, 2024 Dec. 31, 2023 Mar. 31, 2023 Dec. 31, 2023 Total noninterest expense $3,334 $4,074 $3,321 $14,012 Workforce reduction charge (150) (150) FDIC special assessment (130) (515) (515) Non-core noninterest expense $(130) $(665) (665) Core noninterest expense (non-GAAP) $3,204 $3,409 $3,321 $13,347

Appendix: Non-GAAP to GAAP Reconciliation 24 Note: Total non-core noninterest expense adjustments are taxed at the statutory rate of 21%. We believe this non-GAAP measure serves as a useful tool in understanding PNC's results by providing greater comparability between periods, as well as demonstrating the effect of significant items. For the three months ended For the three months ended $ millions Mar. 31, 2024 Per Common Share Dec. 31, 2023 Per Common Share Net income attributable to common shareholders $1,247 $744 Dividend and undistributed earnings allocated to nonvested restricted shares (7) (4) Net Income attributable to diluted common shareholders $1,240 $3.10 $740 $1.85 Total non-core noninterest expense adjustments after tax 103 $0.26 525 $1.31 Adjusted net income attributable to diluted common shareholders (non-GAAP) $1,343 $3.36 $1,265 $3.16 Average diluted common shares outstanding 400 401 Adjusted Diluted Earnings per Share (non-GAAP)

Appendix: Non-GAAP to GAAP Reconciliation 25 We believe that pretax, pre-provision earnings is a useful tool to help evaluate the ability to provide for credit costs through operations and provides an additional basis to compare results between periods by isolating the impact of provision for (recapture of) credit losses, which can vary significantly between periods. For the three months ended $ millions Mar. 31, 2024 Dec. 31, 2023 Mar. 31, 2023 Total Revenue $5,145 $5,361 $5,603 Total noninterest expense $3,334 $4,074 $3,321 Non-core noninterest expense (130) (665) Core noninterest expense (non-GAAP) $3,204 $3,409 $3,321 Pretax, pre-provision earnings (non-GAAP) $1,811 $1,287 $2,282 Pretax, pre-provision earnings, as adjusted (non-GAAP) $1,941 $1,952 $2,282 Pretax, Pre-Provision Earnings, as adjusted (non-GAAP)

Appendix: Non-GAAP to GAAP Reconciliation 26 The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, these tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of net interest income, we use interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP. Taxable-equivalent net interest income is only used for calculating net interest margin. Net interest income shown elsewhere in this presentation is GAAP net interest income. For the three months ended $ millions Mar. 31, 2024 Dec. 31, 2023 Mar. 31, 2023 Net interest income $3,264 $3,403 $3,585 Taxable-equivalent adjustments 34 36 38 Net interest income - fully taxable-equivalent (non-GAAP) $3,298 $3,439 $3,623 Taxable-Equivalent Net Interest Income (non-GAAP)

Appendix: Non-GAAP to GAAP Reconciliation 27 Tangible book value per common share is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by period-end common shares outstanding. We believe this non-GAAP measure serves as a useful tool to help evaluate the strength and discipline of a company's capital management strategies and as an additional, conservative measure of total company value. For the three months ended $ millions, except per share data Mar. 31, 2024 Dec. 31, 2023 Mar. 31, 2023 Book value per common share $113.30 $112.72 $104.76 Tangible book value per common share Common shareholders’ equity $45,097 $44,864 $41,809 Goodwill and other intangible assets (11,225) (11,244) (11,378) Deferred tax liabilities on goodwill and other intangible assets 242 244 260 Tangible common shareholders' equity $34,114 $33,864 $30,691 Period-end common shares outstanding (in millions) 398 398 399 Tangible book value per common share (non-GAAP) $85.70 $85.08 $76.90 Tangible Book Value per Common Share (non-GAAP)

Appendix: Non-GAAP to GAAP Reconciliation 28 Tangible common equity ratio is a non-GAAP measure and is calculated based on tangible common shareholders’ equity divided by tangible assets. We believe this non-GAAP measure to be a key financial metric in assessing capital adequacy. For the three months ended $ millions Mar. 31, 2024 Dec. 31, 2023 Mar. 31, 2023 Tangible common shareholders’ equity Common shareholders’ equity $45,097 $44,864 $41,809 Goodwill and other intangible assets (11,225) (11,244) (11,378) Deferred tax liabilities on goodwill and other intangible assets 242 244 260 Tangible common shareholders' equity $34,114 $33,864 $30,691 Tangible assets Total assets $566,162 $561,580 $561,777 Goodwill and other intangible assets (11,225) (11,244) (11,378) Deferred tax liabilities on goodwill and other intangible assets 242 244 260 Tangible assets $555,179 $550,580 $550,659 Tangible common equity ratio (non-GAAP) 6.14% 6.15% 5.57% Tangible Common Equity Ratio (non-GAAP)

Appendix: Non-GAAP to GAAP Reconciliation 29 Return on average tangible common equity is a non-GAAP financial measure and is calculated based on annualized net income attributable to common shareholders divided by tangible common equity. We believe that return on average tangible common equity is useful as a tool to help measure and assess a company's use of common equity. For the three months ended $ millions Mar. 31, 2024 Dec. 31, 2023 Mar. 31, 2023 Return on average common shareholders’ equity 11.39% 6.93% 16.11% Average common shareholders’ equity $44,421 $42,564 $40,462 Average goodwill and other intangible assets (11,235) (11,323) (11,390) Average deferred tax liabilities on goodwill and other intangible assets 243 249 261 Average tangible common equity $33,429 $31,490 $29,333 Net income attributable to common shareholders $1,247 $744 $1,607 Net income attributable to common shareholders, if annualized $5,058 $2,951 $6,518 Return on average tangible common equity (non-GAAP) 15.13% 9.37% 22.22% Return On Average Tangible Common Equity (non-GAAP)

Appendix: Expectations for Preferred Dividends 30 The above represents our current estimate for preferred dividends over the course of the next 3 quarters for currently outstanding series. This estimate is based on the forward curve as of March 31, 2024, and assumes that current preferred stock remains outstanding. For the three months ended $ millions Jun. 30, 2024 Sept. 30, 2024 Dec. 31, 2024 Preferred dividends $95 $81 $94 Preferred Dividends